EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of July 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	High 40's	Gulf of Mexico	Sep. 05
ENSCO 68	MLT 84-CE	400	ExxonMobil	Mid 60's	Gulf of Mexico	Oct. 05	Rate increases Aug. 05 to mid 70's
ENSCO 69	MLT 84-S	400	Houston Expl.	Low 50's	Gulf of Mexico	Aug. 05	Next to ERT to Oct. 05, high 60's
ENSCO 74	MLT Super 116-C	400	Dominion	Low 70's	Gulf of Mexico	Jan. 06	Rate increases mid Sep. 05 to low 80's, then Nov. 05 to low 90's
ENSCO 75	MLT Super 116-C	400	Shipyard		Gulf of Mexico	Aug. 05	Next to Stone to Dec. 05, mid 90's
ENSCO 81	MLT 116-C	350	BP	Mid 70's	Gulf of Mexico	Aug. 05	Well to well, market rate
ENSCO 82	MLT 116-C	300	BP	Mid 70's	Gulf of Mexico	Jul. 05	Next to Spinnaker to Sep. 05, low 80's
ENSCO 83	MLT 82 SD-C	250	EOG	Low 70's	Gulf of Mexico	Jul. 05
ENSCO 84	MLT 82 SD-C	250	Apache	Low 60's	Gulf of Mexico	Sep. 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 50's	Gulf of Mexico	Aug. 05	Next to shipyard to Dec. 05
ENSCO 87	MLT 116-C	350	Shipyard		Gulf of Mexico	Feb. 06
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Aug. 05	Next to Unocal to Dec. 05, low 60's
ENSCO 90	MLT 82 SD-C	250	Apache	Low 60's	Gulf of Mexico	Nov. 05
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	High 50's	Gulf of Mexico	Nov. 05	Well to well
ENSCO 98	MLT 82 SD-C	250	Century	Low 70's	Gulf of Mexico	Aug. 05
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 50's	Gulf of Mexico	Aug. 05	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Houston Expl.	Mid 80's	Gulf of Mexico	Nov. 05
Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Anadarko	Mid 180's	Gulf of Mexico	Sep. 05	Next to Chevron to Sep. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Jun. 06	Well to well
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Jul. 05
ENSCO 29	3000 HP API		Taylor	Mid 20's	Gulf of Mexico	Nov. 05	Plus options

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of July 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	British Gas	Low 100's	UK	Aug. 05	Market rate, next expect to work to Mar. 06, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 60's	Denmark	Aug. 06	Working accommodation mode to Aug. 05, then rate increases to high 70's (with possible accommodation mode in 4Q05 at lower rate TBD), plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	High 90's	UK	Oct. 05	Market rate, next to Total to Dec. 05, low 80's, plus options
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 90's	UK	Jun. 06	Market rate, plus options
ENSCO 85	MLT 116-C	225	BHPB	High 90's	UK	Oct. 05	Market rate, next to Newfield to Dec. 05, mid 80's, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 90's	UK	Dec. 05	Market rate, plus options
ENSCO 101	KFELS MOD V-A	400	Centrica	Mid 80's	UK	Sep. 05	Plus option, next to Tullow to Mar. 06, rolling evergreen contract, low 100's through Dec. 05, then market rate
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 80's	Nigeria	Feb. 07	Plus option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Apr. 06	Rate increases late Sep. 05 to low 70's,then late Dec. 05 to mid 70's, plus options
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Dec. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	En route			Aug. 08	Next to Aramco in Saudi Arabia for work starting late Aug. 05, low 100's, plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Sep. 05	Next to shipyard to Dec. 05, then expect to work Dec. 07, low 60's
ENSCO 94	Hitachi 250-C	250	Shipyard		Qatar	Sep. 05	Next to Ras Gas to Jan. 08, mid 50's, plus options (previously disclosed revenue for shipyard time will be deferred over operating period)
ENSCO 95	Hitachi 250-C	250	PPL	Mid 60's	Pakistan	Sep. 05	Next to shipyard, then to Aramco in Saudi Arabia Oct. 05 to Sep. 08, mid 70's, plus options
ENSCO 96	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Aug. 05	Next to shipyard to Oct. 05
ENSCO 97	MLT 82 SD-C	250	Shipyard		U.A.E.	Sep. 05	Next to Aramco in Saudi Arabia to Sep. 07, low 80's, plus options
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of July 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Next to shipyard, then to Shell Todd in New Zealand mid Jan. 06 to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	PTT	Low 70's	Thailand	Jul. 05	Next to NuCoastal to Aug. 05, mid 60's, then to shipyard approx. 2 weeks, then return to Murphy in Malaysia to Dec. 05, high 50's, rate increases mid Oct. 05 to high 60's, plus options
ENSCO 67	MLT 84-CE	400	Shipyard		Singapore	Aug. 05	Next to Apache in Australia to Nov. 05, mid 90's, plus options, then to ROC to Mar. 06, mid 90's, plus options
ENSCO 102	KFELS MOD V-A	400	Esso	Low 100's	Australia	Sep. 05
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 80's	Indonesia	Oct. 05	Next to Premier to Nov. 05, mid 80's, then expect to work to Feb. 06, mid 90's, plus options
ENSCO 106	KFELS MOD V-B	400	Apache	High 90's	Australia	Feb. 06	Rate increases mid Aug. to low 100's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Feb. 06	To KNOC in Vietnam late May 06 to Sep. 06, low 100's, plus options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	1Q 07

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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